UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
ACT OF 1934

DATE OF REPORT (Date of earliest event reported)	December 30, 2004

TELLABS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-9692	36-3831568
(State of Incorporation)	(Commission file	(I.R.S. Employer
	number)	Identification No.)

One Tellabs Center, 1415 W.
Diehl Road, Naperville, Illinois	60563
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 798-8800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01     Completion of Acquisition or Disposition of Assets

On December 30, 2004, we acquired 100% of Vinci Systems, a privately held developer of optical networking terminals (ONTs) for Fiber-to-the-Home (FTTH) access systems. Under the terms of the agreement, we will pay up to $52.5 million in cash and restricted Tellabs stock.

Item 9.01     Financial Statements and Exhibits

(c) Exhibits.

Exhibit 99.1 - Press Release issued by Tellabs, Inc. on December 30, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TELLABS, INC.
(Registrant)

/s/ James A. Dite
James A. Dite
Vice President and Controller
(Principal Accounting Officer and duly authorized officer)

December 30, 2004
(Date)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Tellabs, Inc., on December 30, 2004.